SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2010

ATLANTIC BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15061	59-3543956
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1315 South Third Street
Jacksonville Beach, Florida 32250
(address of principal executive offices)
Registrant’s telephone number: (904) 247-9494

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.

On May 10, 2010, Atlantic BancGroup, Inc. (“Atlantic”) and Jacksonville Bancorp, Inc. (“JBI”) entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the Agreement, if Oceanside Bank (a wholly-owned subsidiary of Atlantic) sold certain assets prior to the effective time of the merger of Atlantic and JBI, the proceeds from such sale are to be distributed on a pro rata basis to Atlantic’s shareholders as part of the merger consideration.

On June 30, 2010, Oceanside Bank sold such assets to an unaffiliated third party in exchange for $700,000 in cash. Based on 1,247,516 shares of Atlantic common stock presently outstanding, Atlantic estimates the per share distribution from the sale will be $0.56112.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

JBI will file a Registration Statement on Form S-4, containing a Proxy Statement of Atlantic’s, and both companies will file other relevant documents concerning the merger with the SEC. Atlantic will mail the Proxy Statement/Prospectus to its shareholders.

STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, you may also obtain these documents, free of charge, from Atlantic by contacting David L. Young, Chief Financial Officer, Atlantic BancGroup, Inc. 1315 South Third Street, Jacksonville Beach, Florida 32250, (904) 247-9494 or from Valerie A. Kendall, Chief Financial Officer, Jacksonville Bancorp, Inc., 100 North Laura Street, Jacksonville, Florida 32202, (904) 421-3040.

This current report does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from shareholders of Atlantic.

PARTICIPANTS IN THIS TRANSACTION

Atlantic and JBI and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Atlantic’s shareholders in connection with this transaction. Information about the directors and executive officers of Atlantic and JBI and information about the other persons who may be deemed participants in this transaction will be included in the Proxy Statement/Prospectus. You can find information about Atlantic’s directors and executive officers in Atlantic’s Form 10-K filed with the SEC on April 15, 2010. You can find information about JBI’s directors and executive officers in JBI’s definitive proxy statement filed with the SEC on March 29, 2010. You can obtain free copies of these documents from Atlantic or from JBI using the contact information above.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

The information presented above may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the expected benefits of the merger between Atlantic and JBI, including future financial and operating results, cost savings, enhanced revenues, the expected market position of the combined company, and the accretion or dilution to reported earnings and to cash earnings that may be realized from the transaction; (ii) statements about Atlantic’s and JBI’s plans, objectives, expectations and intentions and other statements that are not historical facts, including the expected closing date of the transactions; and (iii) other statements identified by words such as “will,” “expect,” “may,” “believe,” “propose,” “anticipated,” and similar words.

Forward-looking statements, which are statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Atlantic or JBI to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Neither Atlantic nor JBI undertake to update any forward-looking statements.  In addition, Atlantic and JBI, through their senior management, may from time to time make forward-looking public statements concerning the matters described herein.  Such forward-looking statements are necessarily estimates reflecting the best judgment of such senior management based upon current information and involve a number of risks and uncertainties.

All written or oral forward-looking statements attributable to Atlantic and JBI, respectively, are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in Atlantic’s and JBI’s respective annual reports on Form 10-K for the year ended December 31, 2009, and otherwise in their respective subsequent SEC reports and filings.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, without limitation, the following: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; changes in the interest rate environment reducing interest margins; legislation or regulatory changes that adversely affect the business in which the combined company would be engaged; as well as the difficulties and risks inherent with entering new markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010

Atlantic BancGroup, Inc.
(Registrant)

By:	/s/ Barry W. Chandler
Barry W. Chandler
Principal Executive Officer